Exhibit 10.87







                         SECURITY PACIFIC NATIONAL BANK
                             TRUST AGREEMENT FOR THE
                          CHARLES SCHWAB PROFIT SHARING
                        AND EMPLOYEE STOCK OWNERSHIP PLAN

                          SECURITY PACIFIC NATIONAL BANK
                             TRUST AGREEMENT FOR THE
                          CHARLES SCHWAB PROFIT SHARING
                        AND EMPLOYEE STOCK OWNERSHIP PLAN



                                      INDEX
                                      -----
                                                                    Page
                                                                    ----

ARTICLE I      ACCEPTANCE OF TRUST...............................     1
     1.01          Acceptance of the Trust.......................     1
ARTICLE II     DEFINITIONS.......................................     1
     2.01          Plan Definitions..............................     1
     2.02          Special Definitions...........................     1
ARTICLE III    CONTRIBUTIONS.....................................     1
     3.01          Contributions.................................     1
     3.02          Fund Assets...................................     2
ARTICLE IV     PAYMENTS FROM TRUST FUND..........................     2
     4.01          Payments by the Trustee.......................     2
     4.02          Plan Administrator's Directions...............     2
     4.03          The Trustee's Reliance on Directions..........     3
     4.04          Disputed Payments.............................     3
     4.05          Trust Expenses................................     3
     4.06          Taxes.........................................     3
     4.07          Expenses of Administration....................     3
     4.08          Restrictions on Alienation....................     3
     4.09          Payment on Court Order........................     4
ARTICLE V      INVESTMENTS.......................................     4
     5.01          Management by the Trustee.....................     4
     5.02          Investment Manager............................     4
     5.03          Participant Directed Accounts.................     5
     5.04          Securities Voting Rights......................     5
     5.05          Employer Securities...........................     6
ARTICLE VI     FIDUCIARY RESPONSIBILITIES AND INDEMNITIES........     7
     6.01          Relationship of Fiduciaries...................     7
     6.02          Benefits of Participants......................     8
     6.03          Duty of Care..................................     8
     6.04          Indicia of Ownership..........................     8
     6.05          The Trustee's Reliance........................     8
     6.06          Indemnities...................................     8
     6.07          Responsibility with Respect to Securities Laws     9
ARTICLE VII    POWERS OF THE TRUSTEE.............................     9
     7.01          Investment Powers.............................     9
     7.02          Securities Depositories.......................    11
     7.03          Investment in Common Trust Funds..............    11
ARTICLE VIII   ACCOUNTS OF THE TRUSTEE...........................    11
     8.01           Records......................................    11
     8.02           Reports......................................    11
     8.03           Valuation....................................    12
ARTICLE IX     RESIGNATION AND REMOVAL OF THE TRUSTEE............    12
     9.01           Resignation..................................    12
     9.02           Removal......................................    12
     9.03           Appointment of a Successor...................    12
     9.04           Settlement of Account........................    13
     9.05           Indemnity for Expenses and Compensation......    13
ARTICLE X      AMENDMENT AND TERMINATION.........................    13
    10.01           Amendment....................................    13
    10.02           Termination..................................    13
    10.03           Failure to Maintain Qualification............    14
ARTICLE XI     MISCELLANEOUS.....................................    14
    11.01           Participation by Affiliated Companies........    14
    11.02           Multiple Plans...............................    14
    11.03           Exclusive Benefit Rule.......................    14
    11.04           Refunds to Employer..........................    14
    11.05           Construction.................................    15
    11.06           Execution and Counterparts...................    15
    11.07           Successors and Assigns.......................    15
    11.08           Gender.......................................    16

                         SECURITY PACIFIC NATIONAL BANK
                         ------------------------------
                             TRUST AGREEMENT FOR THE
                             -----------------------
                          CHARLES SCHWAB PROFIT SHARING
                          -----------------------------
                        AND EMPLOYEE STOCK OWNERSHIP PLAN
                        ---------------------------------



                                    ARTICLE I
                                    ---------
                               ACCEPTANCE OF TRUST
                               -------------------

     1.01     Acceptance of the Trust.  The   Trustee   agrees   to   hold   and
              -----------------------
administer the assets of the Plan that are delivered to it pursuant to the instructions of the Employer, together with additional contributions that are delivered to the Trustee under the terms of the Plan.



                                   ARTICLE II
                                   ----------
                                   DEFINITIONS
                                   -----------

     2.01     Plan Definitions.  Words  defined  in  the  Plan  shall  have  the
              ----------------
same definition in this Trust Agreement except when such definition would be inconsistent with the definitions in the Trust Agreement or would be contrary to Trust Agreement terms.

     2.02     Special Definitions.      The   following   definitions   are   in
              -------------------
addition to those in the Plan.
             (a)     ERISA.   The  Employee  Retirement  Income  Security Act of
                     -----
     1974, as it may be amended from time to time.
             (b)     Investment Manager.    A  person,  other  than the Trustee,
                     ------------------
     appointed by the Employer or Plan Administrator to manager the investment of the Plan assets, who meets the requirements of Section 3(38) of ERISA.
             (c)     Code.   The  Internal  Revenue  Code  of 1986, as it may be
                     ----
     amended from time to time.


                                   ARTICLE III
                                   -----------
                                  CONTRIBUTIONS
                                  -------------

     3.01     Contributions.   The  Trustee  shall  receive  contributions  from
              -------------
the Employer or Plan Administrator in cash or other property acceptable to the Trustee. The Trustee shall have no duty to collect or enforce payment to it of any contributions, or to require any contributions to be made, and shall have no duty to compute any amount to be paid to it nor to determine whether amounts paid comply with the Plan.

     3.02     Fund Assets.    The  trust  fund  assets  consist of all money and
              -----------
property received as contributions, together with any income on or increment in such assets. The Trustee shall hold the fund assets without distinction between principal and income.


                                   ARTICLE IV
                                   ----------
                            PAYMENTS FROM TRUST FUND
                            ------------------------

     4.01     Payments by the Trustee.    Payments  of  money  or  property from
              -----------------------
the trust fund shall be made by the Trustee for any purpose authorized under the Plan upon written direction from the Plan Administrator. The Trustee shall have no duty to inquire whether directions by the Plan Administrator conform to the Plan provisions.

     If the Plan Administrator directs that any payment or payments be made or continued contingent upon future events, it shall be the responsibility of the Plan Administrator to notify the Trustee in writing that the event has occurred and any payments made by the Trustee prior to the date of such notification shall, as to the Trustee, be proper payments.

     Payments by the Trustee shall be delivered or mailed to addresses supplied by the Plan Administrator and the Trustee's obligation to make such payments shall be satisfied upon such delivery or mailing. The Trustee shall have no obligation to determine the identity of persons entitled to benefits or their mailing addresses.

     4.02     Plan Administrator's Directions.         Directions  by  the  Plan
              -------------------------------
Administrator to the Trustee shall be in writing and signed by the Plan Administrator or persons authorized by the Plan Administrator.

     The Plan Administrator shall be identified to the Trustee by a copy of the resolution of the Board of Directors of the Employer appointing such Plan Administrator. Persons authorized to give directions to the Trustee on behalf of the Plan Administrator shall be identified to the Trustee by written notice from the Board of Directors or the Plan Administrator and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely upon such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee.

     4.03     The Trustee's Reliance on Directions.      The  Trustee  may  rely
              ------------------------------------
upon directions from the Plan Administrator in making payments from the trust fund. The Trustee shall have no liability for payments made, or for failure to make payments, or for discontinuing payments, on direction of the Plan Administrator. The Trustee shall have no liability for failure to make payments in the absence of proper written directions.

     The Trustee shall have no responsibility to determine whether trust assets are sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of trust assets.

     4.04     Disputed Payments.       If a dispute arises over the propriety of
              -----------------
any payment from the trust fund, the Trustee may withhold payment until the dispute has been resolved by a court of competent jurisdiction or settled by the parties to the dispute. The Trustees may consult its legal counsel or legal counsel of the Employer and shall be protected to the extent permitted by law in acting upon advice of counsel.

     4.05     Trust Expenses.        The Trustee shall be entitled to reasonable
              --------------
compensation for its services as from time to time agreed upon in writing between the Trustee and Charles Schwab & Co., Inc. If the Trustee and Charles Schwab & Co., Inc. fail to agree upon a compensation, the Trustee shall be entitled to compensation at a rate equal to the rate charged for similar services rendered by it during the preceding fiscal year. The Trustee shall be entitled to reimbursement for actual expenses incurred by it in the performance of its duties as the Trustee, including reasonable fees for legal counsel.

     4.06     Taxes.     If  the  trust  fund  becomes liable for the payment of
              -----
any taxes, charges or assessments by federal, state or local units, the Trustee may pay such taxes, charges, or assessments out of the trust fund and deduct those amounts from payments due to the person whose interest in the trust fund was the cause of the tax, charge, or assessment; provided, however, that the Trustee shall give ten days notice by mail to the Plan Administrator of its intention to make such payment.

     4.07     Expenses of Administration.         Expenses   incurred   by   the
              --------------------------
Employer or Plan Administrator, Investment Managers, or other persons designated to act on behalf of the Employer or Plan Administrator, shall be the obligation of the Employer. However, such expenses may be paid from the Trust and upon the written request of the Employer.

     4.08     Restrictions on Alienation.     The  interest  of  any Participant
              --------------------------
or Beneficiary in the trust fund shall not be subject to the claims of their creditors and may not be assigned, transferred, alienated, or encumbered. Any attempt at alienation shall be void, and the Trustee shall disregard any attempted alienation. The trust assets shall not be liable for or subject to debts or torts of any Participant or Beneficiary, and benefits shall not be considered an asset of a Participant in bankruptcy. This does not preclude the Trustee from complying with a qualified domestic relations order, as that term is defined in the Code.

     4.09     Payment on Court Order.        To the extent permitted under ERISA
              ----------------------
and the Code, the Trustee is authorized to make any payments directed by court order in any action in which the Trustee has been named as a party. The Trustees is not obligated to defend actions in which the Trustee is named by shall notify the employer or Plan Administrator or any such action and may tender defense of the action to the Employer, Plan Administrator, or Participant or Beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the Trustee is named, and any expenses incurred by the Trustee shall be a charge upon the Trust Fund unless paid by the Employer; provided, however, that in the event of a decision by a court of competent jurisdiction that the Trustee has breached its duty under the terms of this Agreement or ERISA, the Trustee shall make reimbursement of such expenses, in whole or in part, pursuant to the decision of the court.


                                    ARTICLE V
                                    ---------
                                   INVESTMENTS
                                   -----------

     5.01     Management by the Trustee.        The  Trustee  shall  manage  the
              -------------------------
investment of the trust fund unless the Plan Administrator has given the Trustee written notice of the appointment of an Investment Manager or other person designated to direct Investment of all or a portion of the trust fund.

     5.02     Investment Manager.         Subject  to  Section  5.05,  the  Plan
              ------------------
Administrator may appoint one or more Investment Managers to direct the Trustee in the investment of all or a specified portion of the assets of the trust fund. The Plan Administrator may also remove any Investment Manager. The Plan Administrator shall promptly notify the Trustee in writing of the appointment or removal of any Investment Manager.

     If there is more than one Investment Manager under appointment at any one time, the Trustee shall, upon instructions from the Plan Administrator, establish separate funds for control by each Investment Manager. The funds shall consist of those trust assets or that portion of the trust fund designated by the Plan Administrator.

     Investment instructions from Investment Mangers to the Trustee shall be made in writing unless the Trustee consents to receive oral instructions from an Investment Manager. An Investment Manager may issue orders for the purchase or sale of securities directly to a broker dealer provided the Investment Manger immediately notifies the Trustee in writing of the issuance of such order and requires the broker dealer to confirm execution of the order to the Trustee.

     The Trustee shall have no liability for the acts or omissions of any Investment Manager or be under any obligation to invest or otherwise manage any assets of the trust fund which are subject to control of an Investment Manager. If any foreign securities are purchased by the Investment Manager, it shall be the responsibility of the Investment Manager to advise the Trustee in writing of any laws or regulations, either foreign or domestic, which apply to such foreign securities or to the receipt of dividends or interest on such securities.

     5.03     Participant Directed Accounts.           In  plans  providing  for
              -----------------------------
Participant directed accounts, the Trustee may, upon written instructions from the Plan Administrator with the Trustee's consent, segregate assets representing the value of an individual Participant's account under the Plan and allow the Participant to manage the investment of those assets attributable to his account. The Trustee shall have no obligation to invest or otherwise manage assets earmarked for an individual Participant's account until written notice is received from the Plan Administrator terminating the Participant directed account. The Participant shall have full investment responsibility for the assets aggregated for his account and the Trustee shall have no duty to oversee the Participant's investment except that the Trustee shall not accept a Participant's direction to invest in "collectibles" [within the meaning of
Section 408(m)(2) of the Code] including, but not limited to, tangible personal property such as a work of art, rug, antique, metal, gem, stamp, coin, alcoholic beverage or any other such property specified by the Internal Revenue Service. Neither the Trustee nor any other fiduciary shall be liable for any loss which results from a Participant's or his Beneficiary's exercise of control over the assets segregated to his individual account.

     5.04     Securities Voting Rights.       Except as provided in Section 5.05
              ------------------------
regarding Employer Securities, voting or other rights in securities held in the Trust shall be exercised by the Trustee, unless an Investment Manager has been appointed or the Plan Administrator has reserved to itself the authority, or subsequently elects to assume the authority, to exercise voting and other rights in such securities. Where an Investment Manger has been authorized to acquire and dispose of all or a portion of the assets of the Trust, the Investment Manger shall be responsible and liable for voting or exercising other rights in the securities subject to its management and control.

     5.05     Employer Securities.
              -------------------
              (a) Employer Securities are required to be purchased  pursuant  to the Plan (i)  to  be  the  primary  investment  under  the  employee  stock ownership plan part of the Plan and (ii) to accommodate investment directions given by Participants with respect to the investment of their Accounts under the profit sharing plan part of the Plan (including salary deferrals and Employer matching contributions credited to such Accounts). Investment in such Employer Securities shall be made from time to time by a direct issue of such Employer Securities from the Employer (in the event of Employer Securities used to fund the employee stock ownership plan only) or by purchase through securities dealers or by private purchase. However, no private purchase of such Employer Securities shall be made at a total cost greater than the total cost (including brokers' fees and other expenses of purchase) of purchasing such shares at the then prevailing price of such shares on the open market, such prevailing price to be determined by the Trustee as nearly as practicable.
              (b)   Employer  Securities  purchased  as  an  investment  of  the employee stock ownership plan shall be purchased pursuant to directions to the Plan Administrator with regard to such purchase. Employer Securities purchased as an investment of the profit sharing plan shall be purchased at such prices, in such amounts, in such manner, at such times and through such broker-dealer as the Trustee may determine in its absolute and uncontrolled discretion.
              (c)  Cash  dividends  received  on any Employer Securities held as part of the profit sharing plan shall be invested as soon as possible in additional shares of Employer Securities. Cash dividends received on any Employer Securities held as an investment of the employee stock ownership plan shall be invested as directed by the Plan Administrator.
              (d) The Trustee shall invest funds awaiting investment in Employer
     Securities in the manner authorized by Section 7.01(e).
              (e)  All  Employer  Securities  purchased  by  the Truste shall be registered in the name of the Trustee or its nominee and legal title to such Employer Securities shall remain in the Trustee until the Participant shall become entitled to distribution thereof pursuant to the Plan.
              (f)  Voting  or  proxy  or  other  rights with respect to Employer
     Securities   shall  be  disposed  of  as  provide  in  this  Section.  With respect to Employer Securities that are allocated to Participants' Accounts, each Participant shall be entitled to direct the Trustee as to the manner in which such Employer Securities then allocated to his Account shall be voted. Such directions may be achieved through the use of proxy or similar statements delivered to the Participants with respect to the Employer Securities allocated to their Accounts. The Plan Administrator shall provide any information requested by the Trustee that is necessary or convenient in connection with obtaining and preserving the confidentiality of the Participants' directions. Any allocated Employer Securities with respect to which Participants are entitled to issue directions pursuant to the foregoing and for which such directions are not received by the Trustee shall not be voted by the Trustee unless the Trustee is required to exercise its discretion in voting such Employer Securities pursuant to ERISA. All unallocated Employer Securities shall be voted by the Trustee at the direction of the Plan Administrator; provided, however, that subject to the requirements of ERISA, the Plan Administrator shall direct the Trustee to vote such unallocated Employer Securities in the same proportion as the share of Employer Securities for which Participant voting instructions have been received as provided in the agreement between the Employer and the New York Stock Exchange.


                                   ARTICLE VI
                                   ----------
                   FIDUCIARY RESPONSIBILITIES AND INDEMNITIES
                   ------------------------------------------

     6.01     Relationship of Fiduciaries.    Each  fiduciary  of  the  Plan and
              ---------------------------
this Trust shall be solely responsible for his own acts or omissions. The Trustee shall have no duty to question any other fiduciary's performance of fiduciary duties allocated to other fiduciaries by the Plan Administrator. No fiduciary shall be responsible for breach by another fiduciary unless he participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach; he has actual knowledge of a breach by such other fiduciary and fails to make reasonable effort under the circumstances to remedy the breach; or his failure to perform his own specific fiduciary duties has enabled another fiduciary to commit a breach.

     6.02     Benefits of Participants.      A  fiduciary  shall  discharge  his
              ------------------------
duties with respect to the Plan and Trust solely in the interest of the Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of the Plan.

     6.03     Duty of Care.      A fiduciary shall discharge his duties with the
              ------------
care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and in accordance with the documents and instruments governing the Plan and this Trust. A fiduciary managing investments shall diversify investments so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so.

     6.04     Indicia of Ownership.        Except as authorized by regulation by
              --------------------
the Secretary of the Department of Labor, the Trustee shall not maintain the indicia of ownership of any assets of the trust fund outside the jurisdiction of the district courts of the United States.

     6.05     The Trustee's Reliance.        The Trustee shall have no liability
              ----------------------
to any Participant, Beneficiary, or any other person for payments made, failure to make payments, or discontinuance of payments, on direction of the Plan Administrator; or for failure to make payments in the absence of instructions from the Plan Administrator.

     Except as provided in Section 5.05, the Trustee may request instructions from the Plan Administrator. The Trustee shall have no duty to act or liability for failure to act if such instructions are not forthcoming from the Plan
Administrator. If requested instructions are not received within a reasonable time, the Trustee may, but is under no duty to, act on its direction to carry out the provisions of the Plan and Trust.

     6.06     Indemnities.     The Employer shall indemnify and hold the Trustee
              -----------
and trust fund harmless against any loss or liability, including reasonable attorney's fees, imposed upon the Trustee as a result of any acts taken in accordance with written directions (or failure to act in the absence of such directions) from the Plan Administrator, Investment Manger, or any other person designated to act on their behalf, or by reason of the Trustee's good faith execution of its duties in the administration of this trust, except in the event of the Trustee's negligence in performing its own specific fiduciary duties as described under this Trust Agreement and under ERISA.

     If the trust ceases to be a tax-exempt trust under Section 401 and Section 501 of the Code, the Employer shall indemnify the Trustee for any federal or state taxes which the Trustee is required to pay as a result of the distribution made at the direction of the Plan Administrator.

     6.07     Responsibility with Respect to Securities Law.     It shall be the
              ---------------------------------------------
responsibility of the Plan Administrator, and not the Trustee, to assure compliance with all requirements imposed under the securities laws of the United States or any State, including, but not limited to, registration and filing requirements. The Trustee is hereby specifically indemnified and held harmless for any loss or liability it may incur, or for any penalties that may be imposed as a result of the Plan Administrator's failure to comply with such requirements.


                                   ARTICLE VII
                                   -----------
                              POWERS OF THE TRUSTEE
                              ---------------------

     7.01     Investment Powers.      The Trustee, except as provided in Article
              -----------------
V, and only to the extent it has not received directions pursuant to Article V, is authorized and empowered in its sole discretion:
              (a) To invest and reinvest trust assets, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, time certificates of deposit, commercial paper and other evidence of indebtedness (including those issued by the Trustee or any affiliate), other securities, policies of life insurance, annuity contracts, options or buy or sell securities or other assets, and property (personal, real, or mixed, and tangible or intangible);
              (b) To deposit or invest all or any part of the assets of the trust in savings accounts or certificates of deposit or other deposits which bear a reasonable interest rate in a bank, including the commercial department of the Trustee, if such bank is supervised by the United States or a State;
              (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the trust assets; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this trust, and otherwise dispose of the same from time to time in such manner, for such consideration, and upon such terms and conditions as the Trustee shall determine.
              (d) To have, respecting securities, all the rights, powers and privileges of an owner, including the power to give proxies, pay assessment and other sums deemed by the Trustee to be necessary for the protection of the trust fund, to vote any corporate stock either in person or by proxy, with or without power of substitution, for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with and transfer title to any protective or other committee under such terms as the Trustee may deem advisable; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to investment by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;
              (e) In the ordinary course of administration of the trust fund, all uninvested cash balances shall be invested in short term obligations, including obligations of the United States of America or any agency or instrumentality thereof, trust and participation certificates, beneficial interests in any trust and such other short term obligations as the Trustee deems to be appropriate for such interim investment purposes, including the Short Term Investment Fund maintained by the Trustee; provided, however, that the Trustee may hold in cash without liability for interest such portion of the trust fund that in its discretion shall be reasonable under the circumstances, pending investments, or payment of expenses, or the distribution of benefits;
              (f) To take such actions as may be necessary or desirable to protect the trust from loss, including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant such powers as are necessary or desirable to protect the trust or its assets, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;
              (g) To employ such agents including custodians and counsel as may be reasonably necessary and to pay them reasonable compensation; to settle, compromise or abandon all claims and demands in favor of or against the trust assets;
              (h) To cause title to property of the trust to be issued, held or registered in the individual name of the Trustee, or in the name of its nominee(s) or agents, or in such form that title will pass by delivery;
              (i) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the State of  California,  so that the  powers  conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;
              (j) To borrow money from any source to purchase Employer Securities and to execute promissory notes or other obligations and to pledge or mortgage any trust assets as security, subject to applicable requirements of the Code and ERISA; provided, however, that any money needed for the purchase of Employer Securities shall not be borrower from the Trustee;
              (k) To lend  certificates  representing  stocks,  bonds,  or other securities to any brokerage or other firm selected by the Trustee, provided such loans are adequately secured; and
              (l) To do all other acts necessary or desirable for the proper administration of the Trust assets, as if the Trustee were the absolute owner thereof.

     7.02     Securities Depositories.     Notwithstanding  anything  herein  to
              -----------------------
the contrary, the Trustee in its discretion is authorized to use securities depositories or custodians. Further, such securities as are held by a depository or custodian may be registered in the name of such depository or its nominee or in the name of such custodian or its nominee.

     7.03     Investment in Common Trust Funds.            Notwithstanding   any
              --------------------------------
provision herein to the contrary, the Trustee is hereby expressly authorized to invest in any common, collective or pooled fund maintained by the Trustee or any other bank or trust company and the Declarations of Trust establishing or amending such funds are hereby incorporated by reference into this Agreement.


                                  ARTICLE VIII
                                  ------------
                             ACCOUNTS OF THE TRUSTEE
                             -----------------------

     8.01     Records.      The  Trustee  shall  maintain  accurate  records and
              -------
accounts of all trust transactions and assets. The records and accounts shall be available at reasonable times for inspection or audit by any person or persons designated by the Plan Administrator.

     8.02     Reports.       Within ninety days following the close of each Plan
              -------
Year, or the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Plan Administrator a written account setting forth all transactions since the end of the period covered by the last previous accounting. The report shall include a listing of the trust assets, showing carrying and market values of such assets at the close of the period covered by the account. On direction of the Plan Administrator, the Trustee shall submit to the Plan Administrator interim valuations, reports, or other information.

     The Plan Administrator may approve the accounting by written approval delivered to the Trustee or by failure to deliver written objection to the Trustee within sixty days after receipt of the accounting.

     8.03     Valuation.       Trust assets shall be valued at fair market value
              ---------
on the date of valuation, as determined by the Trustee based upon such sources of information as it may deem reliable including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources. The value of unlisted or very thinly traded company stock shall be based on an appraisal by a qualified independent appraiser acceptable to the Trustee.

     The Plan Administrator shall instruct the Trustee as to the value of assets for which market value is not readily obtainable by the Trustee. If the Plan Administrator fails to provide values the Trustee may take whatever action it deems reasonable, including employment of attorneys, appraisers or other professions, the expense of which will be an expense of the administration of the trust.


                                   ARTICLE IX
                                   ----------
                  RESIGNATION AND REMOVAL OF THE TRUSTEE
                  --------------------------------------

     9.01     Resignation.      The  Trustee  may  resign  at  any  time upon at
              -----------
least thirty days written notice to Charles Schwab & Co., Inc.

     9.02     Removal.    Charles Schwab & Co., Inc. may remove the Trustee upon
              -------
at least thirty days written notice to the Trustee.

     9.03     Appointment of a Successor.     Upon  resignation  or  removal  of
              --------------------------
the Trustee, Charles Schwab & Co., Inc., by resolution of its Board of Directors, shall appoint a successor trustee. Upon failure of the Board of Directors to appoint a successor trustee by the effective date of resignation or removal, the individual members of the Board of Directors of Charles Schwab & Co., Inc. shall become successor trustee until another successor trustee is appointed.

     Upon appointment of the successor trusteethe Trustee shall deliver to the successor trustee such records as may be reasonably required to enable the successor trustee properly to administer the trust fund, and shall deliver to the successor trustee all property of the trust after deducting such amounts as the Trustee deems necessary to provide for expenses, compensation, and taxes.

     9.04     Settlement of Account.        Upon  resignation  or  removal,  the
              ---------------------
Trustee shall have the right to a settlement of its account which settlement shall be made, at the Trustee's options, either by a judicial settlement in an action instituted by the Trustee, or by an agreement of settlement between the Trustee and the Employer.

     9.05     Indemnity for Expenses and Compensation.       The  Trustee  shall
              ---------------------------------------
not be obligated to transfer assets of the trust until the Trustee is indemnified in a manner satisfactory to it for all fees and expenses reasonably anticipated.

     9.06     Termination of Liability.       Upon settlement of its account and
              ------------------------
transfer of the trust assets to the successor trustee, all rights and privileges under the Plan and this Trust Agreement shall vest in the successor trustee and thereafter liability of the Trustee shall terminate with respect to acts of the successor trustee not related to prior acts of the Trustee subject only to the requirement that the Trustee execute all necessary documents to transfer the trust assets to the successor trustee.


                                    ARTICLE X
                                    ---------
                            AMENDMENT AND TERMINATION
                            -------------------------

     10.01    Amendment.      The  Trustee  and  Charles  Schwab & Co., Inc. may
              ---------
amend any or all of the provisions of this Trust Agreement. Amendments to the Trust Agreement shall be executed by two officers of the Trustee and a copy of such amendments shall be mailed to Charles Schwab & Co., Inc. No amendment shall be made which will permit any part of the trust fund to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries.

     10.02    Termination.        The trust is irrevocable but may be terminated
              -----------
by Charles Schwab & Co., Inc. by resolution of its Board of Directors and with at least sixty days written notice to the Trustee. Upon termination of the trust, the trust assets shall be distributed as directed by the Plan Administrator; provided, however, that the Trustee shall not be required to make any distribution prior to receipt of a determination letter from the Internal Revenue Service that the termination does not affect the tax exempt status of the plan and trust. In the event the plan is not required to obtain the prior approval of the Internal Revenue Service, the Trustee may, in lieu of such determination letter, accept an indemnification of the Trustee by the Employer for any liability the Trustee may incur for compliance with directions to distribute the assets of the Trust, including taxes and attorney's fees.

     10.03    Failure to Maintain Qualification.      If the Plan and Trust fail
              ---------------------------------
to qualify or the Plan loses it status as a Qualified Plan, the Trustee may, without notice or direction, remove the trust fund assets from any common or collective trust fund or pooled investment fund maintained by the Trustee for investments by Qualified Plans.


                                   ARTICLE XI
                                   ----------
                                  MISCELLANEOUS
                                  -------------

     11.01    Participation by Affiliated Companies.      Any company affiliated
              -------------------------------------
with the Employer may become a party to this Trust Agreement by adopting the Employer's Plan and this Trust Agreement.

     11.02    Multiple Plans.     With the consent of the Trustee, the assets of
              --------------
two or more Qualified Plans maintained by the Employer and affiliated companies may be maintained as one trust and their assets may be commingled.

     11.03    Exclusive Benefit Rule.       Except as provided in Section 11.04,
              ----------------------
no part of the principal or income of this trust shall be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries or for the reasonable expenses of administering the Plan until all liabilities for benefits due Participants or their Beneficiaries have been satisfied.

     11.04    Refunds to Employer.      Notwithstanding  the  foregoing  Section
              -------------------
11.03, if the Internal Revenue Service finds that this Plan does not initially meet the requirements of a qualified plan whose trust is a qualified trust exempt from federal income tax, the Trustee may within one year after the date the initial qualification is denied and upon written directions from the Employer, return any initial contribution made by the Employer and the trust shall then be terminated.

     The Trustee may, upon instructions from the Plan Administrator, return to the Employer or individual Participants contributions made on mistake of fact or in excess of the amount determined to be deductible by the Employer within one year of the date the contribution was made, or within one year of the date the deduction for the Employer was disallowed.

     11.05    Construction.       The Trust will be administered in the State of
              ------------
California, and its validity, construction and all rights hereunder shall be governed by ERISA and, to the extent not preempted, by the laws of California. If the provisions of this Trust Agreement and the Plan shall be inconsistent or otherwise in conflict regarding the rights, duties or obligations of the Trustee, the provisions of this Agreement shall control. If any provisions of this Agreement shall be ruled invalid or unenforceable, the remaining provisions thereof shall continue to be fully effective.

     Headings or subheading are inserted for convenience of reference only and are not to be considered in the construction of the provisions of the Trust Agreement.

     11.06    Execution and Counterparts.        This  Trust  Agreement  may  be
              --------------------------
executed in several counterpart, each of which shall be deemed an original and said counterparts shall constitute but one instrument which may be sufficiently evidenced by any one counterpart.

     11.07    Successors and Assigns.      This Trust Agreement shall  inure  to
              ----------------------
the benefit of any and shall be binding upon, the parties and their successor and assigns.

     11.08    Gender.      As used in this Trust Agreement, the masculine gender
              ------
shall include the feminine and neuter genders and the singular shall include the plural and the plural the singular as the context requires.

     Executed by the  Employer and the Trustee on 10/25,  1990,  effective as of
                                                  -----

11/01, 1990.
-----


                           CHARLES SCHWAB & CO., INC.

                         By: /s/ Charles R. Schwab
                             -------------------------
                         Its: Chairman/CEO
                             -------------------------



                         SECURITY PACIFIC NATIONAL BANK

                         By: /s/ Mary Lau
                             -------------------------
                         Its: Assistant Vice President
                             -------------------------
                         By:
                             -------------------------
                         Its:
                             -------------------------